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                                                                    Exhibit 23.1


                         INDEPENDENT AUDITOR'S CONSENT


We consent to the use in the prospectus constituting part of this Registration
Statement (No.                                      ) of Havas Advertising on
Form F-4, of our reports dated December 31, 2000 and relating to the annual financial statements of Havas Advertising appearing in the Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

Paris, France, April 30, 2001


BARBIER FRINAULT & ASSOCIES
Member firm of Andersen Worldwide

/s/ Christian Chiarasini
___________________________
Christian Chiarasini